         THIS LEASE made the first day of October One thousand nine hundred and seventy-three BETWEEN Drawheath LIMITED whose registered office is at 15 London EC2 (hereinafter called "the Lessor" on the one part and THE PENINSULAR AND ORIENTAL STEAM NAVIGATION COMPANY whose principal office is at P & O Building Leadenhall Street, London EC3 (hereinafter called "the Lessee") of the other part.

         WITNESSETH as follows:--

1. (a) UNLESS the contract otherwise requires the following expressions bear the meanings assigned to them as follows:--

         "The Lessor" means the estate owner of the reversion immediately expectant on the term hereby granted;

         "The Lessee" includes the Lessee's successors in title and permitted assigns;

         "The demised premises" means the land described in the First Schedule hereto and each and every part thereof together with any buildings and each and every part thereof now or hereafter erected or in the course of erection thereon or on any part thereof and includes the appurtenances fixtures fittings and rights hereby demised;

         "The Town and Country Planning Acts" means the Town and Country Planning Act 1971 the Town and Country Planning (Amendment) Act 1972 and any Act or Acts for the time being in force amending or replacing the same and includes any order instrument regulation direction or plan made or issued thereunder or deriving validity therefrom and any future legislation or items such as aforesaid of a like nature or effect; and

         "These presents" means this Lease;

         (b) These presents shall unless the context otherwise requires be construed as follows:

         Where there is more than one person for the time being included in the expression "the Lessee" covenants and obligations at any time expressed to be made or assumed by the party in question are made and are to be construed as made by all such persons jointly and severally and covenants and obligations made or assumed by any party shall be binding on and enforceable against his personal representatives. And the term hereby granted shall be computed for all purposes from the date of commencement specified in Clause 2 hereof.

2. IN consideration of the rent and covenants on the part of the Lessee and conditions hereinafter reserved and contained the Lessor HEREBY DEMISES unto the Lessee ALL THAT the land and premises described in the First Schedule hereto TOGETHER with the appurtenances thereto belonging and the fixtures and fittings thereon in the nature of Landlord's fixtures and fittings TO HOLD the same unto the Lessee SUBJECT to and with the benefit as far as the Lessor has power to grant the same of the provisions contained in the document specified or referred

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to in the Second Schedule hereto for the term of Twenty-five years from the
First day of September One thousand nine hundred and seventy-three YIELDING AND PAYING therefor during the said term and so in proportion for any less time than a year the clear yearly rent of FORTY THOUSAND POUNDS (L40,000) (subject to revision and increase in accordance with the provisions in that behalf hereinafter contained) such rent to be paid in advance without any deductions (except such as may be obligatory by Statute or Order) by equal quarterly payments on the usual quarter days the first payment being a proportionate amount in respect of the period from and including the Eighth day of September One thousand nine hundred and seventy three to the quarter day next following to be made on the execution hereof.

3. The Lessee HEREBY COVENANTS with the Lessor as follows:

         (1) To pay the rent hereby reserved and made payable and as from time to time so revised and increased (if such be the case) at the times and in manner aforesaid without any deductions (except as aforesaid);

         (2) To pay and discharge all existing and future rates taxes duties charges assessments impositions and outgoings whatsoever of an annual or recurring and non-capital nature (whether parliamentary parochial local or of any other description) which are new or may at any time hereafter be assessed charged levied or imposed upon or payable in respect of the demised premises or assessed charged

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


levied or imposed upon or payable by any estate owner landlord tenant or occupier in respect thereof;

         (3) To comply at the Lessee's expense with every notice order requisition direction or other thing given made or issued by a competent authority affecting the demised premises or the user of the demised premises by the Lessee whether the same is addressed to or served upon the Lessor or Lessee or any other landlord tenant or occupier or any other person whatsoever and of which the Lessee becomes aware;

         (4) To deliver to the Lessor free of charge a copy of every notice order requisition direction or other thing given made or issued to or by a competent authority affecting the demised premises or the user of the demised premises as soon as the Lessee becomes aware thereof;

         (5) To paint all the outside wood iron and other work of the demised premises previously or usually painted or which ought to be painted with two coats at least of good quality oil or synthetic paint in a proper and workmanlike manner on such occasions as the Lessor may reasonably require and not less than once in every third year of the said term and during the last year thereof (however-determined) and at the same time with every such painting to clean make good and treat with a suitable preservative the rough cast

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metal or stucco work wherever necessary in like manner;

         (6) To paint all the inside wood iron and other work of the demised premises previously or usually painted with two coasts at least of good quality oil or synthetic paint in a proper and workmanlike manner on such occasions as the Lessor may reasonably require and not less than once in every fifth year of the said term and during the last year thereof (however determined) and at the same times with every such painting in like manner to wash stop paper whitewash distamper colour and decorate the parts of the interior of the demised premises previously or usually so treated;

         (7) To cleanse and keep in good and tenantable repair and condition and as to the whole or part rebuild as appropriate and keep clean the demised premises (including the exterior and structure) and the water ventilation sanitary and central heating apparatus and the walls fences roads sewers drains and appurtenances thereof with all necessary reparations and cleansing and rebuilding works and amendments whatsoever;

         (8) To keep and maintain the land of the demised premises not covered by buildings in a neat and tidy condition clear of all rubbish and free from weeds including the cutting or grassed areas and maintenance of borders and to lop top and cut back roots or fell and grub up roots of all trees on the demised premises as may from time to time be



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necessary in the proper management of the demised premises and also well and substantially to maintain the fences erected along the boundaries of the demised premises marked "T" within such boundaries on the plan (if any) thereof;

         (9) To pay all reasonable expenses (including Solicitors' costs and Surveyors and other professional fees) which may be incurred by the Lessor in the preparation and service of a notice under Section 148 or 147 of the Law of Property Act 1925 or any statutory modification or re-enactment thereof for the time being in force notwithstanding that forfeiture (if applicable) be avoided otherwise than by relief granted by the Court;

         (10) To yield up unto the Lessor at the expiration or sooner determination of the said term so painted treated repaired cleansed maintained amended and kept as aforesaid the demised premises and the keys and all additions and improvements made thereto in the meantime and all fixtures of every king in or upon the demised premises or which during the said term may be affixed or fastened to or upon the same except Tenant's or trade fixtures and in accordance also with the covenants and conditions contained or imposed in or by virtue of any licence granted by the Lessor hereunder and prior to the expiration or sooner determination of the said term in case any


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of the Lessor's  fixtures and fittings shall be missing broken damaged or destroyed forthwith to replace them with others of a similar character and of equal value and in the event of any alterations having been made during the said term to the demised premises to reinstate the demised premises (if and as so required by the Lessor) to the condition in which they were prior to the making of such alterations and in any event to remove any moulding sign writing or painting of the name or business of the Lessee and other persons from the demised premises and make good any damage caused to the demised premises by such removal or removal of the Lessee's fixtures fittings furniture and effects;

         (11) To permit the Lessor and its agents at any reasonable time or times by prior appointment in writing with the Lessee (except in case of emergency) to enter and examine the demised premises to ensure that nothing has been done therein which constitutes or may in the reasonable opinion of the Lessor tend to constitute a breach of any of the covenants contained in these presents and to examine the state and condition of the demised premises;

         (12) Duly and immediately to remedy repair and make good all breaches and defects of which notice in writing shall be given by the Lessor to the Lessee and which the Lessee shall be liable to remedy repair or make good under the covenants contained


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in these presents. And in case the Lessee shall make default in so doing within three calendar months after the date of any such notice it shall be lawful (but not obligatory) for the Lessor without prejudice to the right of re-entry hereinafter contained to enter upon the demised premises and to remedy repair and make good the same at the cost of the Lessee which cost together with the Lessor's proper expenses (including Surveyors' and other professional fees) thereby incurred shall be paid by the Lessee to the Lessor on demand;

         (13) To permit the Lessor and its agents at any reasonable time or times by prior appointment in writing with the Lessee to enter the demised premises and to take schedules or inventories of the fixtures and things to be yielded up at the expiration or determination of the said term;

         (14) To permit the Lessor and its agents and workmen and (if authorised by the Lessor the tenants and occupiers of any adjoining or neighbouring premises or their respective agents and workmen at any reasonable time or times to enter upon the demised premises by prior appointment in writing with the Lessee (except in case of emergency) for executing repairs additions or alterations to or upon any adjoining or neighbouring premises or for making repairing maintaining renewing connecting or cleansing any pipes drains channels watercourses sewers wires or cables belonging to or leading to or from the same the person entering making good to the

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Lessee all damage thereby occasioned to the demised premises (but no liability save in respect of such entry by the Lessor shall accrue against the Lessor);

         (15) To permit the Lessor at any time during the last six months of the said term (howsoever determined) if it so desires to affix and retain without interference upon any suitable parts of the demised premises in a conspicuous place notices for re-letting or selling the same (causing thereby as little interference as possible with the Lessee's business) and to permit all persons with written authority from the Lessor or the Lessor's agents at reasonable times of the day by prior appointment with the Lessee to view the demised premises;

         (16) (a) Not without the Lessor's consent to erect or permit or suffer to be erected any new building or erection on the demised premises;

              (b) Not without the Lessor's consent (such consent not to be unreasonably withheld) to make or permit or suffer to be made any alterations or additions in or to the said land and premises or any building or erection which may be erected thereon other than such as in the opinion of the Lessor constitute internal and non-structural alterations or additions to be said premises;

         (17) Not to use or permit or suffer the demised premises to be used for residential purposes or as sleeping accommodation or as agricultural land as

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defined by the Agricultural Holdings Act 1948 or any Act or Acts for the time being in force amending or replacing the same;

         (18) Not to use or permit or suffer the demised premises to be used for any noisy noisome offensive or dangerous trade art manufacture business or occupation or for any illegal or immoral purpose nor to do or permit or suffer to be done on the demised premises any act matter or thing whatsoever which may be or in the opinion of the Lessor's Managing Agents tend to become an annoyance nuisance damage disturbance inconvenience or to the prejudice of the Lessor or the owners or occupiers of any adjoining or neighbouring premises or the neighbourhood and without prejudice to the generality of the foregoing not to use or permit the demised premises to be used otherwise then as an Industrial Building with ancillary offices. Provided that no representation or warranty is or has prior to the date hereof been given or made by or on behalf of the Lessor that any such use is or will be or will remain a permitted use under the Town and Country Planning Acts nor shall any consent which the Lessor may in its discretion give to any change of use be taken as including any such representation or warranty. And to notify the Lessor of any proposed change of user of the demised premises or any part thereof within the

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
category of user hereby authorised;

         (19) Not without the consent in writing of the Lessor first obtained (such consent not to be unreasonably withheld) to affix place or display or permit or suffer anything to be fixed placed or displayed to or on the forecourts or roofs of the demised premises;

         (20) Subject and without prejudice to sub-Clause (17) of this Clause:--

         (a) not to do or omit or permit or suffer to be done or omitted any act or thing on or in relation to the demised premises or the user of the demised premises the doing or omission of which shall be or may in the reasonable opinion of the Lessor constitute a contravention of the Town and Country Planning Acts;

         (b) to comply with the requirements of the Factories Act 1961 and/or the Offices Shops and Railway Premises Act, 1963 (as the case may be) or any Act or Acts of Parliament amending or replacing the same in respect of the demised premises or the user thereof whether the obligation to comply be imposed upon the Lessor or Lessee and at all times to indemnify and the Lessee accordingly hereby indemnifies the Lessor against any breach or non-observance thereof; and

         (c) unless the Lessor shall otherwise direct to execute not later than in the last year of the said term (howsoever determined) or sooner if requisite all such works as are or may under or

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




in pursuance of the Town and Country Planning Acts or any other Act or Acts of Parliament already or hereafter to be passed be directed or required by any Borough Council or local public or other competent authority to be executed at any time upon or in respect of the demised premises or the user thereof (including without prejudice to the generality of the foregoing the provision and maintenance of fire escapes and toilet facilities and elimination of smoke effluvia vapour and grit) And at all times to conform in all respects with the provisions of any regulations made under any general or local Act of Parliament which may be applicable to the demised premises or the user thereof And not to do or omit or permit or suffer to be done or omitted on the demised premises any act or thing whereby the Lessor may become liable to pay any penalty imposed or to bear the whole or part of nay expense incurred under any such direction requirement Act or regulation as aforesaid.

         (21) Not to carry on or suffer upon the demised premises any trade business or occupation in any manner or do or suffer any other thing which may make void or voidable any policy for the insurance of the demised premises against fire or any other risk for the time being required by the Lessor to be covered by the policy hereinafter referred to or render any increased or extra premium payable for such insurance


                                      -12-
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(without in the latter event first having paid every such increased or extra premium) And to carry out in accordance with the directions of the insurers of the demised premises such works as may reasonably be required by them for the better protection of the demised premises;

         (22) In the event of the demised premises being destroyed or damaged to give notice thereof immediately to the Lessor stating whether and to what extent such destruction or damage was brought about directly or indirectly by any of the perils in respect of which the Leasee shall or ought to affect insurance pursuant to these presents;

         (23) To insure and keep the demised praises insured at the Leasee's own expense but as agent for the Lessor in the joint names of the Lessor and the Lessee and such other names (if any) as the Lessor shall require against loss or damage by fire aircraft flood impact and such other rises as the Lessor may from time to time require in the full reinstatement value thereof for the time being including cost of site clearance (the sum insured to be in any event not less than such amount as shall from time to time be notified to the Leasee by the Lessor as representing in their opinion the sum in which the demised premises ought for the time being to be insured but if such sum should be an undervalue the liability of the Lessee to insure for the full value shall not

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be affected) with professional fees on such value at the scales for time being in force of the Royal Institute of British Architects and the Royal Institution of Chartered Surveyors and also against less of three years' rent of the demised premises at the rate of the time being payable (but if the same is subject to review at such rate as shall be required by the Lessor in respect of the years for which the same is to be reviewed) and against damage or breakage of plate glass third party risks and property owner's liability as shall for the time being be appropriate with the Friends' Provident Life Office of 7 Leadenhall Street London EC3 or such other insurers and through such agency as shall be nominated by the Lessor from time to time under a policy including a reinstatement clause and free from any condition of avoidance on breach of warranty And whenever and wheresoever the Lessor shall reasonably so require to produce to the Lessor the policy of insurance (and provide the Lessor with a duplicate thereof if so requested) and the receipt for the current year's premium And forthwith as agent for the Lessor to lay out all moneys received under such insurance (except in respect of less of rent) and at the Lessee's own expense such other money as shall be necessary in well and substantially rebuilding and reinstating the demised premises in a workmanlike manner to the reasonable satisfaction of the Lessor and in accordance with drawings and


                                      -14-
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specifications submitted to and approved by the Lessor. And the costs of any independent professional valuation of the demised premises which may in case of dispute be required by the Lessor for the purpose of this sub-clause (but not oftener than once in any five consecutive years) shall be paid by the Lessor to the Lessor on demand. PROVIDED ALWAYS that if the demised premises shall be destroyed or damaged by any of the insured risks than (unless the insurance shall be vitiated by some act or default of the Lessee) the whole or a proportionate part of the rent hereby reserved according to the nature and extent of the damage sustained shall be suspended until the demised premises shall have been reinstated and made ready for use and occupation and a fair proportion of the rent for the quarter in which such damage or destruction shall occur shall be refunded to the Lessee such refund to be calculated on a day to day basis and if any dispute shall arise between the Lessor and the Lessee in regard to the amount of the abatement to be made in the said rent or the period for which the said rent or any part thereof shall be suspended the same shall be referred to the arbitration or decision of an independent surveyor to be nominated by the parties hereto or (in default of agreement) by the President for the time being of the Royal Institution of Chartered Surveyors on the application of either party and such reference shall be deemed to be a submission to Arbitration under the provisions of the Arbitration Act 1950 or any


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




statutory modification or re-enactment thereof for the time being in force;

         (24) Not without the consent in writing of the Lessor first obtained to hold or permit or suffer to be held upon the demised premises any sale by auction public exhibition political meeting show spectacle or gambling;

         (25) Not to keep or permit or suffer to be kept on the demised premises any material of a dangerous combustible explosive radio-active or offensive nature except in accordance with the provisions of any relevant Act or Acts of Parliament for the time being in force and after due notice to the insurers of the demised premises and payment of every increased or extra insurance premium which ought to be paid;

         (26) Not to fix to or place upon or permit or suffer to be fixed to or placed upon the demised premises any machinery article or substance which in the opinion of the Lessor may be liable to damage or overload the structure or floors of the buildings included in the demised premises or any adjoining or neighbouring buildings;

         (27) Not without the consent in writing of the Lessor first obtained (such consent not to be unreasonably withheld) to affix or display or permit or suffer to be affixed or displayed to or on the demised premises any sign boarding poster placard or advertisement whatsoever which shall be visible from the outside of the demised premises except such means of identification and other

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notices as aforesaid as shall in the opinion of the Lessor be reasonably necessary in connection with the use and occupation of the demised premises for the time being. Provided that it is and shall be the sole responsibility of the Lessee irrespective of consent having been given (or waived) by the Lessor to apply for and obtain the consent of the appropriate planning authority and every other consent necessary for any sign boarding poster placard or advertisement whatsoever which from time to time shall require any such consent;
         (28) Not to permit or suffer any owner of any adjoining or neighbouring property to acquire any rights of way light or air or other easements over the demised premises but as soon as the Lessee becomes aware thereof to inform the Lessor of any act or thing which might result in the acquisition of any right or privilege over the demised premises (for the purpose of enabling the Lessor if the Lessor thinks fit to do anything necessary for preventing the acquisition of any such right or privilege and to permit the Lessor and its agents to enter and examine the demised premises accordingly) and at the request and cost of the Lessor to take consent to or join with the Lessor in taking such steps or action as may be reasonably required by the Lessor for preventing any such right or privilege from being acquired;
         (29) (a) Not to assign or underlet the demised premises in any part less than the whole;
              (b) Not to underlet the demised premises except


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



at the full rack rental value for the time being without taking a fine or premium or any other similar consideration;

         (c) Not to permit the occupation or possession of the demised premises or any part thereof at a rent or for a payment or consideration less than the full rack rental value for the time being;

         (d) To procure that any intended assignee of the demised premises shall covenant as a lessee by Deed supplemental hereto direct with the Lessor to pay the rent and observe and perform all the covenants on the part of the Lessee and conditions reserved and contained in these presents;

         (e) To ensure that in any permitted mediate or immediate underlease (i) the rent shall be subject to review in an upward direction only at such times as to coincide with the rent review provided for under this Lease and (ii) the underlessee shall covenant in such manner as to be enforceable by the Lessor not to deal in any manner with the premises therein comprised or any part thereof or permit any dealing therewith which shall be inconsistent with the provisions of this sub-clause and (iii) the covenants on the part of the Lessee herein contained (save for payment of rent) so far as the same affect the demised premises or part thereof comprised in any such mediate or immediate underlease shall be enforceable by the Lessor in case of default as

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well against the underlessee as against the Lessee;

         (f) Upon every application for consent required by this sub-clause to disclose to the Lessor such information as to the terms proposed as the Lessor may require;

         (g) Subject to and without prejudice to the generality of the foregoing not to assign transfer underlet share or part with the possession of the demised premises or permit the creation or assignment of any sub-underlease or other derivative mediate or immediate estate or interest whatsoever or permit any sharing or parting with possession of or under any such mediate or immediate estate or interest in the demised premises subject for the time being to a permitted mediate or immediate underlease thereof without in each and every such case the previous consent in writing of the Lessor which shall not be unreasonably withheld PROVIDED ALWAYS that nothing contained in this sub-clause
(29) shall prevent the Lessee from subletting the demised premises to or permitting the same to be occupied by Scott Parking and Warehousing Co. Limited or any other subsidiary or associated company of the Lessee;

         (30) Within one month of every assignment transfer underlease or charge affecting the demised premises or any devolution of the estate of the Lessee therein or two months of the like affecting and every surrender terminating any derivative mediate or immediate estate or interest in the demised premises or any part thereof or any devolution of such estate or interest to give notice in writing with particulars thereof to the Lessor and produce such assignment transfer underlease or charge or the Probate of the Will or Letters of Administration or other document or evidence of such devolution or surrender or a certified copy thereof (if and as they so require) and pay to them in respect of every such assignment transfer underlease change devolution or surrender a registration fee of Two pounds ten pence;

         (31) To keep the Lessor fully and effectually indemnified at all times and the Lessee hereby indemnifies the Lessor accordingly against all costs claims liabilities actions and expenses (whether alleged or demanded by the owners or occupiers of any adjoining or neighbouring properties or other parties) arising through the Lessee's use or occupation of the demised premises the existence of any articles belonging to the Lessee in or about the demised premises or the execution of any works by the Lessee upon the demised premises except in so far as the same may be due solely to the Lessor's own act or default or the act or default of the Lessor's agents thereunto duly and specifically authorised acting as such within the scope of such authority;

         (32) To perform and observe all the covenants conditions and provisions relating to the demised premises referred to in the Second Schedule hereto;

         (33) To pay to the Lessor upon the commencement of the term hereby created the Lessor's Solicitors' costs and expenses in connection with the preparation and completion of these presents including the Counterpart and all stamp duties thereon;

         THE Lessor HEREBY COVENANTS that the Lessee paying the rent hereby reserved and made payable and as from time to time revised and increased (if such be the case) and performing and observing the several covenants conditions and agreements herein contained and on the Lessee's part to be performed and observed shall and may peaceably and quietly hold and enjoy the demised premises during the term hereby granted without any lawful interruption or disturbance from or by the Lessor or any person claiming under or in trust for the Lessor.

6.      PROVIDED ALWAYS AND IT IS HEREBY EXPRESSLY AGREED as follows:-

         (1) (a) That the Lessor shall be entitled by notice in writing given to the Lessee at any time during the review period (as hereinafter defined) to call for a review of the yearly rent payable to the Lessor in respect of the demised premises and if upon review it shall be found that the commercial yearly rent (as hereinafter defined) of the demised premises at the review date (as hereinafter defined) next following the commencement of the review period in question shall on the occasion of such review be greater in amount then the yearly rent hereinbefore reserved (as revised and increased if such be the case on any previous review) and for the time being payable then as from the review date in question the amount of the yearly rent payable to the Lessor in respect of the demised premises shall be increased in manner following and thenceforth the said rent shall be paid by the Lessee at such increased rate to the Lessor;

         (b) for the purposes of this sub-Clause the following expressions bear the meanings assigned to them as follows:-

              "The review period" means in the first instance the period commencing twelve months immediately preceding the expiration of the Fifth year of the said term and in the second instance and successively thereafter the period commencing twelve months immediately preceding the expiration of every following Fifth year of the said term and includes (as the context admits) all or any one or more of such periods;

              "The review date" means in he first instance the date of expiration of the Fifth year of the said term and thereafter successively the date of expiration of each and every subsequent Fifth year of the said term;

              "The commercial yearly rent" means the clear yearly rent at which the demised premises assuming the due performance and observance of the covenants on the part of the Lessees and conditions contained in these premises might reasonably be expected to be let at the review date by a willing landlord in the open market with vacant possession and without premium or any other consideration than that evidence by execution of a lease thereof to a willing tenant for a term equal to the residue then unexpired of the term hereby granted by a lease in the same terms in all other respects as these presents (including this sub-clause) there being disregarded:

              (i) any effect on rent of the fact that the Lessee or any other person may have been in occupation of the demised premises; and

              (ii) any goodwill attached to the demised premises by reason of the user of the demised premises by the Lessee or any other person or the purposes for which the demised premises may have been used; and

              (iii) any effect on rent of any improvement of the demised premises or any part thereof carried out by the Lessee at the Lessee's expense otherwise than in pursuance of any obligation imposed by Statute or by the terms of this Lease.

         (c) With effect from the review date the amount of the yearly rent payable under this Lease shall be increased to the amount of the commercial yearly rent PROVIDED ALWAYS AND IT IS HEREBY AGREED that the yearly rent payable hereunder from and after the review date during the residue of the term hereby granted shall at no time be less in amount than the yearly rent for the time being subject to review;

         (d) Such review as aforesaid shall first be made by the Lessor and the Lessee or their respective Surveyors in collaboration but if no agreement as to the amount of the increase (if any) to be made in the said yearly rent shall have been reached between the parties within the months after the date of the Lessor's notice calling for such review the question whether there shall be an increase in the said yearly rent and if so what will be the amount of the increased yearly rent shall be referred at the request of either party to the decision of an independent Surveyor (who shall act and be deemed to act as an expert and not as an arbitrator) to be appointed (in default of agreement between the parties) on the request of either party by the President for the time being of the Royal Institution of Chartered Surveyors and whose fees shall be borne and paid by the parties hereto in such shares and in such manner as the said Surveyor shall determine;

         (e) Should the amount of the increase (if any) to be made in the said yearly rent not be agreed or decided before the review date in question the Lessee shall pending such agreement or decision continue to pay rent at the rate for the time being applicable and subject to review and on such agreement or decision being reached or made any necessary adjustment shall forthwith be made retrospectively in favour of the Lessor from such review date and the difference between the amount of rent actually received and the amount so due to the Lessor in respect of the period down to the date of payment of such difference to the

Lessor shall be paid by the Lessee to the Lessor on the due date for payment of rent next following the demand made;

         (f) The Lessor and the Lessee HEREBY MUTUALLY COVENANT that if and whenever it shall be agreed or decided that the yearly rent payable hereunder shall be increased they shall if required by and at the expense of the Lessor forthwith execute a Deed supplemental hereto specifying and confirming the revised rent payable hereunder and that with affect from the relevant review date the Lessee will pay the yearly rent as so varied; and

         (g) Should any such review at any time be restrained or restricted by any Act of Parliament instrument regulation order or public or local policy than upon the same being raised relaxed or modified and on every such occasion the Lessor shall be at liberty to call for an intermediate review in manner hereinbefore provided mutatis mutandis by not less than three months notice in writing to the Lessee for which purpose the date of service of such notice shall constitute the commencement of the review period and the date of expiration thereof shall constitute the review date;

         (h) Notwithstanding the prior provisions of this Clause if the yearly rent hereinbefore reserved and for the time being payable hereunder shall not have been reviewed at a review date than the Lessor shall at any time thereafter have the right to review the said rent upon giving to the

Lessee not less than one month's notice in writing of its intention so to do and if the Lessor shall give to the Lessee a notice as aforesaid then from and after the date therein specified (which shall be a date not earlier than one month from the date of service of the said notice) the year rent shall be increased to an amount which shall represent the commercial yearly rent of the demised premises at the date specified in the said notion and the amount thereof shall be agreed between the Lessor and the Lessee or determined in accordance with sub-Clause (d) or this Clause;

         (2) Any notice shall be sufficiently serviced on the Lessee if left addressed to the Lessee at the demised premises or the Lessee's last known address or registered office or if it shall be sent by prepaid registered or recorded delivery post addressed to the Lessee there. Any notice shall be sufficiently served on the Lessor if left addressed or sent by prepaid registered or recorded delivery post to it at its registered office. Any notice sent by post as aforesaid shall be deemed to be received by the addressee at the time when it ought in due course of post to be delivered and subject as aforesaid the provisions of Section 195 of the Law of Property Act 1925 as amended by the Recorded Delivery Service Act 1952 shall apply to all notices hereunder;

         (3) If the rent hereby reserved or any part thereof shall be in arrear for Twenty one days after the same shall become due (whether legally demanded or not) or if there shall be a breach of any of the covenants or agreements on part of the Lessee or conditions contained in these presents or if the Lessee shall go into liquidation (other than a voluntary liquidation for the purpose of amalgamation or reconstruction) or have a winding up order made against it or shall enter into a composition with its creditors have a Receiving Order made against it or be adjudicated a bankrupt or if the Lessee shall suffer any distress or execution to be levied on the demised premises or the contents thereof or shall take the benefit of any Act for the relief of debtors then and in any such case the Lessor or its agents may forthwith (or at any time thereafter) re-enter upon the demised premises or any part thereof in the name of the whole whereupon the said term shall absolutely determine without prejudice to any rights of the Lessor in respect of arrears of rent or other subsisting breach of any condition or covenant or agreement on the part of the Lessee.

         I N W I T N E S S whereof the Lessor and the Lessee have caused their respective Common Seals to be hereunto affixed the day and year first above written.

         THE FIRST SCHEDULE above referred to

         ALL THAT piece of parcel of land situate in the Parish of Chesham in the County of Buckinghamshire having frontages on the northerly side to Nashleigh Hill on the westerly side to Preston Hill and in part on the southerly side to Cherry Tree Walk formerly known as Nashleigh Works but now known as The Childrens Centre Nashleigh Hill Chesham all which piece or parcel of land comprises 1.75 acres or thereabouts and is shown for identification only edged red on the plan annexed hereto.

         THE SECOND SCHEDULE above referred to
         -------------------------------------

         This demise is subject to and with the benefit (so far as applicable) of the covenants conditions and provisions contained in a Conveyance dated 13th May 1984 and made between Nora May Day of the one part and Allied Ironfounders Limited of the other part.

                                        (THE COMMON SEAL of DRAWHEATH
                                        (LIMITED was hereunto affixed
                                        (in the presence of:




                                         Director




                                         Secretary

                                [INSERT GRAPH 1]

                                        DATED    1st           1978
                                        ---------------------------


                                            DRAWHEATH LIMITED

                                                  -to-


                                        THE PENINSULAR AND ORIENTAL
                                        STEAM NAVIGATION COMPANY
                                        ---------------------------






                                                  L E A S E

                                                     -of-


                                             Nashleigh Works, Nashleigh
                                             Hill, Chesham, Buckinghamshire.
                                             -------------------------------